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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2003
                                                         ----------------


                                 SCANSOFT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        000-27038                94-3156479
-----------------------------          -------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                               9 Centennial Drive

                          Peabody, Massachusetts 01960
                         ------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (978) 977-2000

                                      N.A.
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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     On August 22, 2003, ScanSoft, Inc. (the "Registrant") filed a report on
Form 8-K to report the completion of its acquisition of SpeechWorks International, Inc. ("SpeechWorks"). By this amendment to such Form 8-K, the Registrant is amending and restating Item 7 thereof to include certain financial statements and pro forma financial information. The Registrant is providing the financial statements and pro forma financial information on this Form 8-K/A in connection with the filing of a registration statement on Form S-3, pursuant to the requirements thereof.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          (1) The historical consolidated financial statements of SpeechWorks including SpeechWorks' consolidated balance sheet at December 31, 2002 and 2001, the consolidated statements of operations, of cash flows and of changes in redeemable convertible preferred stock and stockholders' equity for each of the years ended December 31, 2002, 2001 and 2000 are being filed as Exhibit 99.2 to this Form 8-K/A (and are included herein).

          (2) The unaudited consolidated financial statements of SpeechWorks including SpeechWorks' unaudited consolidated balance sheet at June 30, 2003, the unaudited consolidated statements of operations for the three and six months ended June 30, 2003 and 2002, and the unaudited consolidated statements of cash flows for the six months ended June 30, 2003 and 2002 are being filed as Exhibit
99.3 to this Form 8-K/A (and are included herein).

     (b)  Pro forma financial information.

          (1) The unaudited pro forma combined financial statements of ScanSoft, Inc. as of and for the six months ended June 30, 2003 and for the year ended December 31, 2002 giving effect to the acquisition as a purchase of SpeechWorks by ScanSoft are being filed as Exhibit 99.4 to this Form 8-K/A (and are included herein).

     (c)  Exhibits.

     2.1# Agreement and Plan of Reorganization dated as of April 23, 2003, by and among ScanSoft, Inc., Spiderman Acquisition Corporation and SpeechWorks International, Inc. (incorporated by reference from Appendix A to ScanSoft's Registration Statement on Form S-4, as amended (File No. 333-106184)).

     23.1 Consent of PricewaterhouseCoopers LLP.

     99.1# Press Release issued by ScanSoft, Inc. on August 12, 2003.

     99.2 SpeechWorks International, Inc. Consolidated Financial Statements.


                                      -2-
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     99.3 SpeechWorks International, Inc. Unaudited Consolidated Financial
Statements.

     99.4 Unaudited Pro Forma Combined Financial Statements.

     #    Previously filed.


                                      -3-
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SCANSOFT, INC.

                                     By: /s/ David A. Gerth
                                        ----------------------------------------
                                        David A. Gerth, Chief Financial Officer

Date: October 16, 2003


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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2.1#           Agreement and Plan of Reorganization dated as of April 23, 2003, by and among ScanSoft, Inc., Spiderman Acquisition Corporation and SpeechWorks International, Inc. (incorporated by reference from Appendix A to ScanSoft's Registration Statement on Form S-4, as amended (File No. 333-106184)).

23.1           Consent of PricewaterhouseCoopers LLP.

99.1#          Press Release issued by ScanSoft, Inc. on August 12, 2003.

99.2           SpeechWorks International, Inc. Consolidated Financial
               Statements.

99.3           SpeechWorks International, Inc. Unaudited Consolidated Financial
               Statements.

99.4           Unaudited Pro Forma Combined Financial Statements.

# Previously filed.